Exhibit 99.1

                                                                 EXECUTION COPY
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                         REGISTRATION RIGHTS AGREEMENT

                          Dated as of August 15, 2005

                                       by

                           The Potomac Edison Company

                                      and

                         Credit Suisse First Boston LLC

                         Banc of America Securities LLC






















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         This Registration Rights Agreement (this "Agreement") is made and entered into as of August 15, 2005, by The Potomac Edison Company, a Maryland and Virginia corporation (the "Company"), and Credit Suisse First Boston LLC, as representative of the Initial Purchasers (the "Initial Purchasers") listed on Schedule I to the Purchase Agreement (as defined below).

         This Agreement is made pursuant to the Purchase Agreement, dated August 9, 2005 (the "Purchase Agreement"), between the Company, as issuer of the 5 1/8% First Mortgage Bonds due 2015 (the "Restricted Bonds"), and Credit Suisse First Boston LLC, as representative of the Initial Purchasers, which provides for, among other things, the sale by the Company and the purchase by the Initial Purchasers of $145,000,000 aggregate principal amount of Restricted Bonds. In order to induce the Initial Purchasers to purchase the Restricted Bonds, the Company has agreed to provide the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the obligations of the Initial Purchasers set forth in Section 8(g) of the Purchase Agreement.

         The parties hereby agree as follows:

SECTION 1.        DEFINITIONS

         Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Purchase Agreement. As used in this Agreement, the following capitalized terms shall have the following meanings:

         Act: The Securities Act of 1933, as amended.

         Advice: As defined in Section 6(d) hereof.

         Agreement: As defined in the first paragraph hereof.

         Bonds: The Restricted Bonds and the Exchange Bonds.

         Broker-Dealer: Any broker or dealer registered under the Exchange Act.

         Broker-Dealer Transfer Restricted Securities: Exchange Bonds that are acquired by a Broker-Dealer in the Exchange Offer in exchange for Restricted Bonds that such Broker-Dealer acquired for its own account as a result of market-making activities or other trading activities (other than Restricted Bonds acquired directly from the Company or any of its affiliates).

         Business Day: Any day except a Saturday, Sunday or other day in the City of New York, on which banks are authorized to close.

         Certificated Securities: Bonds that are not in Global Bond form.

         Closing Date: The date hereof.

         Commission: The Securities and Exchange Commission.

         Company: As defined in the first paragraph hereof.

         Consummate: An Exchange Offer shall be deemed "Consummated" for purposes of this Agreement upon the occurrence of (a) the filing and effectiveness under the Act of the Exchange Offer Registration Statement relating to the Exchange Bonds to be issued in the Exchange Offer, (b) the maintenance of such Exchange Offer Registration Statement continuously effective and the keeping of the Exchange Offer open for a period not less than the minimum period in each case required pursuant to Section 3(b) hereof, and
(c) the delivery by the Company to the Trustee of the Exchange Bonds in the same aggregate principal amount as the aggregate principal amount of the Restricted Bonds validly tendered by Holders thereof pursuant to the Exchange Offer.

         Damages Payment Date: With respect to the Restricted Bonds, each Interest Payment Date.

         Exchange Act: The Securities Exchange Act of 1934, as amended.

         Exchange Bonds: The Company's 5 1/8% First Mortgage Bonds due 2015, to be issued pursuant to the Indenture (i) in the Exchange Offer or (ii) upon the request of any Holder of Restricted Bonds covered by a Shelf Registration Statement, in exchange for such Restricted Bonds.

         Exchange Offer: The registration by the Company under the Act of the Exchange Bonds pursuant to the Exchange Offer Registration Statement pursuant to which the Company shall offer the Holders of all outstanding Transfer Restricted Securities the opportunity to exchange all such outstanding Transfer Restricted Securities for Exchange Bonds in an aggregate principal amount equal to the aggregate principal amount of the Transfer Restricted Securities validly tendered and not properly withdrawn in such exchange offer by such Holders.

         Exchange Offer Registration Statement: The Registration Statement relating to the Exchange Offer, including the related Prospectus.

         Exempt Resales: The transactions in which the Initial Purchasers propose to sell the Restricted Bonds to certain "qualified institutional buyers", as such term is defined in Rule 144A under the Act, or to persons who are not "U.S. persons", as such term is defined in Regulation S under the Act.

         Global Bond: As defined in the Supplemental Indenture.

         Holder: As defined in Section 2 hereof.

         Indenture: Indenture, dated as of October 1, 1944, between the Company, the Trustee and Thomas J. Foley, as individual trustee, as supplemented by various supplemental indentures, including the Supplemental Indenture.

         Initial Purchasers: As defined in the first paragraph hereof.

         Interest Payment Date: As defined in the Supplemental Indenture.

         NASD: National Association of Securities Dealers, Inc.

         Person: An individual, partnership, corporation, trust, limited liability company, unincorporated organization, or a government or agency or political subdivision thereof.

         Prospectus: The prospectus included in a Registration Statement at the time such Registration Statement is declared effective, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such Prospectus.

         Purchase Agreement: As defined in the second paragraph hereof.

         Record Holder: With respect to any Damages Payment Date, each Person who is a Holder of Bonds on the record date with respect to the Interest Payment Date on which such Damages Payment Date shall occur.

         Registration Default: As defined in Section 5 hereof.

         Registration Statement: Any registration statement of the Company relating to (a) an offering of Exchange Bonds pursuant to an Exchange Offer or
(b) the registration for resale of Transfer Restricted Securities pursuant to the Shelf Registration Statement, in each case, (i) which is filed pursuant to the provisions of this Agreement and (ii) including the Prospectus included therein, all amendments and supplements thereto (including post-effective amendments) and all exhibits and material incorporated by reference therein.

         Restricted Broker-Dealer: Any Broker-Dealer which holds Broker-Dealer Transfer Restricted Securities.

         Restricted Bonds: As defined in the first paragraph hereof (and shall be deemed to include any additional Restricted Bonds issued after the Closing Date and prior to the consummation of the Exchange Offer).

         S-3 Ineligibility Date: As defined in Section 12(l) hereof.

         Shelf Registration Statement: As defined in Section 4(a) hereof.

         Supplemental Indenture: One-hundred-fifth (105th) supplemental indenture, dated as of August 15, 2005, to the Indenture.

         TIA: The Trust Indenture Act of 1939 (15 U.S.C. Sections
77aaa-77bbbb), as amended.

         Transfer Restricted Securities: Each Restricted Bond, until the earliest to occur of (a) the date on which such Restricted Bond is exchanged in the Exchange Offer and entitled to be resold to the public by the Holder thereof without complying with the prospectus delivery requirements of the Act,
(b) the date on which such Restricted Bond has been disposed of in accordance with a Shelf Registration Statement, (c) the date on which such Restricted Bond is disposed of by a Broker-Dealer pursuant to the "Plan of Distribution" contemplated by the Exchange Offer Registration Statement (including delivery of the Prospectus contained therein) or (d) the date on which such Restricted Bond is sold pursuant to Rule 144 under the Act or is eligible to be sold pursuant to Rule 144(k) under the Act.

         Trustee: JPMorgan Chase Bank, N.A. (ultimate successor to Chemical Bank & Trust Company), as one of the trustees under the Indenture.

         Underwritten Offering or Underwritten Registration: An offering or registration in which securities of the Company are sold to an underwriter for reoffering to the public.

SECTION 2.        HOLDERS

         A Person is deemed to be a holder of Transfer Restricted Securities (each, a "Holder") whenever such Person is the beneficial owner of Transfer Restricted Securities.

SECTION 3.        REGISTERED EXCHANGE OFFER

         (a) Unless the Exchange Offer shall not be permitted by applicable federal law, the Company shall (i) cause to be filed with the Commission no later than 180 days after the Closing Date (unless such day is not a Business Day, then the next succeeding Business Day), the Exchange Offer Registration Statement, (ii) use its reasonable best efforts to cause such Exchange Offer Registration Statement to become effective no later than 300 days after the Closing Date (unless such day is not a Business Day, then the next succeeding Business Day), (iii) in connection with the foregoing, (A) file all pre-effective amendments to such Exchange Offer Registration Statement as may be necessary in order to cause such Exchange Offer Registration Statement to become effective, (B) file, if applicable, a post-effective amendment to such Exchange Offer Registration Statement pursuant to Rule 430A under the Act and
(C) cause all necessary filings, if any, in connection with the registration and qualification of the Exchange Bonds to be made under the blue sky laws of such jurisdictions as are necessary to permit Consummation of the Exchange Offer, and (iv) upon the effectiveness of such Exchange Offer Registration Statement, commence and Consummate the Exchange Offer. The Exchange Offer shall be on the appropriate form permitting registration of the Exchange Bonds to be offered in exchange for the Restricted Bonds that are Transfer Restricted Securities and to permit sales of Broker-Dealer Transfer Restricted Securities by Restricted Broker-Dealers as contemplated by Section 3(c) hereof.

         (b) The Company shall use its reasonable best efforts to cause the Exchange Offer Registration Statement to be effective continuously during the period that the Exchange Offer is open, and shall keep the Exchange Offer open for a period of not less than the minimum period required under applicable federal and state securities laws to Consummate the Exchange Offer; provided, however, that in no event shall the Exchange Offer be open for less than 20 Business Days. The Company shall cause the Exchange Offer to comply with all applicable federal and state securities laws. The Company shall use its reasonable best efforts to cause the Exchange Offer to be Consummated on the earliest practicable date after the Exchange Offer Registration Statement has become effective, but in no event later than 45 days thereafter.

         (c) The Company shall include a "Plan of Distribution" section in the Prospectus substantially in the form attached as Exhibit A hereto with such additions and deletions as the Commission may request.

         The Company shall use its reasonable best efforts to keep the Exchange Offer Registration Statement continuously effective, supplemented and amended as required by the provisions of Section 6(c) hereof to the extent necessary to ensure that it is available for sales of Broker-Dealer Transfer Restricted Securities by Restricted Broker-Dealers, and to ensure that such Registration Statement conforms with the requirements of this Agreement, the Act and the policies, rules and regulations of the Commission as announced from time to time, for a period of 180 days from the date on which the Exchange Offer is Consummated.

         The Company shall promptly provide sufficient copies of the latest version of such Prospectus to such Restricted Broker-Dealers promptly upon request, and in no event later than one business day after such request, at any time during such 180 day period in order to facilitate such sales.

SECTION 4.        SHELF REGISTRATION

         (a) Shelf Registration. If (i) the Company is not required to file an Exchange Offer Registration Statement with respect to the Exchange Bonds because the Exchange Offer is not permitted by applicable law or Commission policy or (ii) any Holder of Transfer Restricted Securities shall notify the Company within 5 Business Days following the Consummation of the Exchange Offer that (A) such Holder was prohibited by law or Commission policy from participating in the Exchange Offer or (B) such Holder may not resell the Exchange Bonds acquired by it in the Exchange Offer to the public without delivering a prospectus and the Prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales by such Holder, the Company shall, if, and when, the Company is eligible to use Form
S-3 under the Act (unless Section 12(l) otherwise applies), (x) cause to be filed on or prior to 90 days after the date on which the Company determines that it is not required to file the Exchange Offer Registration Statement pursuant to clause (i) above or 90 days after the date on which the Company receives the notice specified in clause (ii) above a shelf registration statement pursuant to Rule 415 under the Act (which may be an amendment to the Exchange Offer Registration Statement (in either event, the "Shelf Registration Statement")), relating to all Transfer Restricted Securities the Holders of which shall have provided the information required pursuant to Section 4(b) hereof, and (y) use its reasonable best efforts to cause such Shelf
Registration Statement to become effective on or prior to 180 days after the date on which the Company becomes obligated to file such Shelf Registration Statement. If, after the Company has filed an Exchange Offer Registration Statement which satisfies the requirements of Section 3(a) hereof, the Company is required to file and make effective a Shelf Registration Statement solely because the Exchange Offer shall not be permitted under applicable federal law, then the filing of the Exchange Offer Registration Statement shall be deemed to satisfy the requirements of clause (x) above. Such an event shall have no effect on the requirements of clause (y) above. The Company shall use its reasonable best efforts to keep the Shelf Registration Statement discussed in this Section 4(a) continuously effective, supplemented and amended as required by and subject to the provisions of Sections 6(b) and (c) hereof to the extent necessary to ensure that it is available for sales of Transfer Restricted Securities by the Holders thereof entitled to the benefit of this Section 4(a), and to ensure that it conforms with the requirements of this Agreement, the Act and the policies, rules and regulations of the Commission as announced from time to time, for a period of at least two years (as extended pursuant to Section 6(c)(i) hereof) following the date on which such Shelf Registration Statement first becomes effective under the Act, or such shorter period of time that will terminate when all of the Transfer Restricted Securities covered by the Shelf Registration Statement have been sold pursuant thereto, or have been sold pursuant to Rule 144 in situations where the restrictive legend has been removed or are eligible to be sold pursuant to Rule 144(k) of the Act.

         (b) Provision by Holders of Certain Information in Connection with the Shelf Registration Statement. No Holder of Transfer Restricted Securities may include any of its Transfer Restricted Securities in any Shelf Registration Statement pursuant to this Agreement unless and until such Holder furnishes to the Company in writing, within 5 Business Days after receipt of a request therefor, such information specified in Item 507 of Regulation S-K for use in connection with any Shelf Registration Statement or Prospectus or preliminary Prospectus included therein. No Holder of Transfer Restricted Securities shall be entitled to liquidated damages pursuant to Section 5 hereof unless and until such Holder shall have used its reasonable best efforts to provide all such information. Each Holder as to which any Shelf Registration Statement is being effected agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Holder not materially misleading.

SECTION 5.        LIQUIDATED DAMAGES

         If (i) any Registration Statement required by this Agreement is not filed with the Commission on or prior to the date specified for such filing in this Agreement, (ii) any such Registration Statement has not been declared effective by the Commission on or prior to the date specified for such effectiveness in this Agreement, (iii) the Exchange Offer has not been Consummated within 45 calendar days after the Exchange Offer Registration Statement is first declared effective by the Commission or (iv) any Registration Statement required by this Agreement is filed and declared effective but shall thereafter cease to be effective (if the requirement to be effective remains in effect) or fail to be usable for its intended purpose without being succeeded within 20 Business Days by a post-effective amendment or supplement to such Registration Statement or a successor registration statement that cures such failure and that is itself declared effective within 10 Business Days (each such event referred to in clauses (i) through (iv), a "Registration Default"), then the Company agrees to pay liquidated damages in the form of additional interest on the Transfer Restricted Securities to each Holder of Transfer Restricted Securities, during the period of one or more such Registration Defaults, from and including the date on which any Registration Default shall occur to, but excluding, the date on which such Registration Default has been cured, at a rate of 0.25% per annum during the 90-day period immediately following the occurrence of such Registration Default and shall increase by 0.25% per annum with respect to each subsequent 90-day period until all Registration Defaults have been cured, but in no event shall such rate exceed 0.50% per annum. Notwithstanding anything to the contrary set forth herein, (1) upon filing of the Exchange Offer Registration Statement (and/or, if applicable, the Shelf Registration Statement), in the case of clause (i) above, (2) upon the effectiveness of the Exchange Offer Registration Statement (and/or, if applicable, the Shelf Registration Statement), in the case of clause (ii) above, (3) upon Consummation of the Exchange Offer, in the case of clause (iii) above, or (4) upon the filing of a post-effective amendment to the Registration Statement or an additional Registration Statement that causes the Exchange Offer Registration Statement (and/or, if applicable, the Shelf Registration Statement) to again be declared effective or made usable, in the case of clause (iv) above, the accrual of liquidated damages payable with respect to the Transfer Restricted Securities as a result of such clause (i),
(ii), (iii) or (iv), as applicable, shall cease, however, the obligation to pay accrued but unpaid liquidated damages will remain.

         All additional interest shall be paid on each Damages Payment Date to the Record Holder of Global Bonds by wire transfer of immediately available funds or by federal funds check and to Record Holders of Certificated Securities by mailing checks to their registered addresses on the books of the Company or the Trustee for such payment. All obligations of the Company set forth in the preceding paragraph that are outstanding with respect to any Transfer Restricted Security at the time such security ceases to be a Transfer Restricted Security shall survive until such time as all such obligations with respect to such security shall have been satisfied in full. For the avoidance of doubt, liquidated damages will cease to accrue on any security once it is no longer a Transfer Restricted Security.

SECTION 6.        REGISTRATION PROCEDURES

         (a) Exchange Offer Registration Statement. In connection with the Exchange Offer, the Company shall comply with the applicable provisions of
Section 6(c) hereof, shall use its reasonable best efforts to effect such exchange and to permit the sale of Broker-Dealer Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof, and shall comply with all of the following provisions:

                  (i)      Reserved.

                  (ii) As a condition to its participation in the Exchange Offer pursuant to the terms of this Agreement, each Holder of Transfer Restricted Securities shall furnish to the Company, prior to the Consummation of the Exchange Offer, a written representation to the Company (which may be contained in the letter of transmittal or similar document contemplated by the Exchange Offer Registration Statement) to the effect that (A) it is not an affiliate of the Company, (B) it is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any Person to participate in, a distribution of the Exchange Bonds to be issued in the Exchange Offer and (C) it is acquiring the Exchange Bonds in its ordinary course of business. Each Holder hereby acknowledges and agrees that any Broker-Dealer and any such Holder using the Exchange Offer to participate in a distribution of the securities to be acquired in the Exchange Offer (1) could not under Commission policy as in effect on the date of this Agreement rely on the position of the Commission enunciated in Morgan Stanley and Co. Inc. (available June 5, 1991) and Exxon Capital Holdings Corp. (available May 13, 1988), as interpreted in the Commission's letter to Shearman & Sterling (available July 2,
         1993), and similar no-action letters, and (2) must comply with the registration and prospectus delivery requirements of the Act in connection with a secondary resale transaction and that such a secondary resale transaction must be covered by an effective registration statement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K if the resales are of Exchange Bonds obtained by such Holder in exchange for Restricted Bonds acquired by such Holder directly from the Company or an affiliate thereof.

                  (iii) Prior to effectiveness of the Exchange Offer Registration Statement, the Company shall provide a supplemental letter to the Commission (A) stating that the Company is registering the Exchange Offer in reliance on the position of the Commission enunciated in Exxon Capital Holdings Corp. (available May 13, 1988), Morgan Stanley and Co. Inc. (available June 5, 1991), and (B) including a representation that the Company has not entered into any arrangement or understanding with any Person to distribute the Exchange Bonds to be received in the Exchange Offer and that, to the best of the Company's information and belief, each Holder participating in the Exchange Offer is acquiring the Exchange Bonds in its ordinary course of business and has no arrangement or understanding with any Person to participate in the distribution of the Exchange Bonds received in the Exchange Offer.

         (b) Shelf Registration Statement. In connection with the Shelf Registration Statement, the Company shall comply with the provisions of Section 6(c) hereof and shall use its reasonable best efforts to effect such registration to permit the sale of the Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof (as indicated in the information furnished to the Company pursuant to Section 4(b) hereof), and pursuant thereto the Company will prepare and file with the Commission a Registration Statement relating to the registration on any appropriate form under the Act, which form shall be available for the sale of the Transfer Restricted Securities in accordance with the intended method or methods of distribution thereof within the time periods and otherwise in accordance with the provisions hereof.

         (c) General Provisions. In connection with any Registration Statement (unless limited to the Exchange Offer Registration Statement or Shelf Registration Statement below) and any related Prospectus required by this Agreement to permit the sale or resale of Transfer Restricted Securities (including, without limitation, any Exchange Offer Registration Statement and the related Prospectus, to the extent that the same are required to be available to permit sales of Broker-Dealer Transfer Restricted Securities by Restricted Broker-Dealers), the Company shall:

                  (i) use its reasonable best efforts to keep such Registration Statement continuously effective and provide all requisite financial statements for the period specified in Section 3 or 4 hereof, as applicable. Upon the occurrence of any event that would cause any such Registration Statement or the Prospectus contained therein (A) to contain a material misstatement or omission or (B) not to be effective and usable for resale of Transfer Restricted Securities during the period required by this Agreement, the Company shall file promptly an appropriate amendment or supplement to such Registration Statement, (1) in the case of clause (A), correcting any such misstatement or omission, and (2) in the case of clauses (A) and (B), using its reasonable best efforts to cause such amendment to be declared effective and such Registration Statement and the related Prospectus to become usable for their intended purpose(s) as soon as reasonably practicable thereafter;

                  (ii) prepare and file with the Commission such amendments, supplements and post-effective amendments to the Registration
         Statement as may be necessary to keep the Registration Statement effective for the applicable period set forth in Section 3 or 4 hereof, or such shorter period as will terminate when all Transfer Restricted Securities covered by such Registration Statement have been sold; cause the Prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Act, and to comply fully with Rules 424, 430A and 462, as applicable, under the Act in a timely manner; and comply with the provisions of the Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus;

                  (iii) for a period of 180 days after the Exchange Offer has been Consummated (in the case of an Exchange Offer Registration Statement) or 180 days after the Shelf Registration Statement is declared effective (in the case of a Shelf Registration Statement), or in each case for such shorter period of time that will terminate when all of the Transfer Restricted Securities covered by the applicable Registration Statement have been sold, advise one counsel for the Initial Purchasers (in the case of an Exchange Offer Registration Statement) and the underwriter(s), if any, and selling Holders included in a Shelf Registration Statement promptly and, if requested by such Persons, confirm such advice in writing, (A) when the Prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to any Registration Statement or any post-effective amendment thereto, when the same has become effective,
         (B) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto, (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement under the Act or of the suspension by any state securities commission of the qualification of the Transfer Restricted Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, (D) of the existence of any fact or the happening of any event that makes any statement of a material fact made in the Registration Statement, the Prospectus, any amendment or supplement thereto or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Registration Statement in order to make the statements therein not misleading, or that requires the making of any additions to or changes in the Prospectus in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Transfer Restricted Securities under state securities or blue sky laws, the Company shall use its best efforts to obtain the withdrawal or lifting of such order at the earliest possible time;

                  (iv) for a period of 180 days after the Exchange Offer has been Consummated (in the case of an Exchange Offer Registration Statement) or 180 days after the Shelf Registration Statement is declared effective (in the case of a Shelf Registration Statement), or in each case for such shorter period of time that will terminate when all of the Transfer Restricted Securities covered by the applicable Registration Statement have been sold, furnish to one counsel for the Initial Purchasers (in the case of an Exchange Offer Registration Statement) and each selling Holder named in any Shelf Registration Statement or Prospectus and each of the underwriter(s) (or any person who may be deemed to be an underwriter under the Act) in connection with such sale, if any, before filing with the Commission, copies of any Registration Statement or any Prospectus included therein or any amendments or supplements to any such Registration Statement or Prospectus (except that, in the case of a Shelf Registration
         Statement, documents incorporated by reference will only be provided to any underwriter, which documents will be subject to the review and comment of such underwriter(s) in connection with such sale, if any, for a period of at least two Business Days (or one Business Day with respect to any Current Report on Form 8-K, other than a Form 8-K to be filed pursuant to Regulation FD under the Exchange Act for which oral notice shall suffice), and the Company will not file any such Registration Statement or Prospectus or any amendment or supplement to any such Registration Statement or Prospectus to which the selling Holders of the Transfer Restricted Securities covered by such Registration Statement or the underwriter(s) in connection with such sale, if any, shall reasonably object within two Business Days (or one Business Day with respect to any Current Report on Form 8-K, other than a Form 8-K to be filed pursuant to Regulation FD under the Exchange Act for which oral notice shall suffice) after the receipt thereof;

                  (v)      Reserved;

                  (vi) in the case of any Shelf Registration Statement, make available at reasonable times for inspection by the selling Holders and any managing underwriter (or any person who may be deemed to be an underwriter under the Act) participating in any disposition pursuant to such Shelf Registration Statement and any attorney or accountant retained by such selling Holders or any of such underwriter(s), all financial and other records, material corporate documents and properties of the Company and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Holder, underwriter, attorney or accountant in connection with such Shelf Registration Statement, or any post-effective amendment thereto subsequent to the filing thereof and prior to its effectiveness, in each case, that would customarily be reviewed or examined in connection with a "due diligence" review of the Company; provided however, that each such party shall be required to maintain confidences and not to disclose to any other person any information or records reasonably designated by the Company as confidential unless so required by statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency or governmental body;

                  (vii) if reasonably requested by any selling Holders or the underwriter(s) (or any person who may be deemed to be an underwriter under the Act) in connection with such sale, if any, promptly include in any Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such selling Holders and underwriter(s), if any, may reasonably request to have included therein, including, without limitation, information relating to the "Plan of Distribution" of the Transfer Restricted Securities, information with respect to the principal amount of Transfer Restricted Securities being sold to such underwriter(s), the purchase price being paid therefor and any other terms of the offering of the Transfer Restricted Securities to be sold in such offering; and make all required filings of such Prospectus supplement or post-effective amendment as soon as reasonably practicable after the Company is notified of the matters to be included in such Prospectus supplement or post-effective amendment;

                  (viii) if requested in writing by any selling Holder and each of the underwriter(s) (or any person who may be deemed to be an underwriter under the Act) in connection with such sale, if any, furnish, without charge, at least one copy of the Registration Statement, as first filed with the Commission, and of each amendment thereto (without documents incorporated therein by reference or exhibits incorporated therein by reference, unless otherwise requested);

                  (ix) if requested in writing by any selling Holder and each of the underwriter(s), if any (or any person who may be deemed to be an underwriter under the Act), deliver, without charge, as many copies of the Prospectus (including each preliminary Prospectus) and any amendment or supplement thereto as such Persons reasonably may request; the Company hereby consents to the use (in accordance with law) of the Prospectus and any amendment or supplement thereto by each of the selling Holders and each of the underwriter(s), if any, in connection with the offering and the sale of the Transfer Restricted Securities covered by the Prospectus or any amendment or supplement thereto;

                  (x) enter into such agreements (including an underwriting or similar agreement) and make such representations and warranties and take all such other actions in connection therewith in order to expedite or facilitate the disposition of the Transfer Restricted Securities pursuant to any Registration Statement contemplated by this Agreement as may be reasonably requested by any Holder of Transfer Restricted Securities or underwriter (or any person who may be deemed to be an underwriter under the Act) in connection with any sale or resale pursuant to any Shelf Registration Statement contemplated by this Agreement, and in such connection, whether or not an underwriting or similar agreement is entered into and whether or not the registration is an Underwritten Registration, the Company shall:

                           (A) furnish (or in the case of clauses (2) and (3) below, use its reasonable best efforts to furnish) to each selling Holder and each underwriter, if any (or any person who may be deemed to be an underwriter under the Act), upon the effectiveness of the Shelf Registration Statement:

                                    (1)      a certificate, dated the date of
                           effectiveness of the Shelf Registration Statement, signed on behalf of the Company by (x) the President or any Vice President and (y) a principal financial or accounting officer of the Company, confirming, as of the date thereof, the matters set forth in Sections 8(e) and 8(f) of the Purchase Agreement and such other similar matters as the selling Holders or underwriter(s) may reasonably request;

                                    (2)      an opinion, dated the date of
                           effectiveness of the Shelf Registration Statement, of counsel for the Company covering matters similar to those set forth in Section 8(c) of the Purchase Agreement and such other matters as the selling Holders or underwriter(s) may reasonably request, and in any event including a statement to the effect that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the independent registered public accounting firm of the Company and have considered the matters required to be stated therein and the statements contained therein, although such counsel has not independently verified the accuracy, completeness or fairness of such statements; and that such counsel advises that, on the basis of the foregoing (relying as to materiality to a large extent upon facts provided to such counsel by officers and other representatives of the Company and without independent check or verification), no facts came to such counsel's attention that caused such counsel to believe that the applicable Registration Statement, at the time such Registration Statement or any post-effective amendment thereto became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus contained in such Registration Statement as of its date, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Without limiting the foregoing, such counsel may state further that such counsel assumes no responsibility for, and has not independently verified, the accuracy, completeness or fairness of the financial statements, Bonds and schedules and other financial data included in any Registration Statement contemplated by this Agreement or the related Prospectus; and

                                    (3)      if requested by any selling Holder
                           or underwriter (in the context of a Shelf
                           Registration Statement), a customary comfort letter, dated as of the date of effectiveness of the Shelf Registration Statement, from the Company's independent registered public accounting firm, in the customary form and covering matters of the type customarily covered in comfort letters to underwriters in connection with primary underwritten offerings, and affirming the matters set forth in the comfort letters delivered pursuant to Section 8(d) of the Purchase Agreement, without exception;

                           (B)      set forth in full or incorporate by
                  reference in the underwriting or similar agreement, if any, in connection with any sale or resale pursuant to any Shelf Registration Statement, the indemnification provisions and procedures of Section 8 hereof with respect to all parties to be indemnified pursuant to said Section 8; and

                           (C)      deliver such other documents and
                  certificates as may be reasonably requested by the selling Holders or the underwriter(s) (or any person who may be deemed to be an underwriter under the Act), to evidence compliance with clause (A) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company pursuant to this clause (C);

the above shall be done at each closing under such underwriting or similar agreement, as and to the extent required thereunder, and if at any time the representations and warranties of the Company contemplated in clause (A)(1) above cease to be true and correct, the Company shall so advise the underwriter(s), if any, and the selling Holders promptly and, if requested by such Persons, shall confirm such advice in writing;

                  (xi) prior to any public offering of Transfer Restricted Securities, cooperate with the selling Holders, the underwriter(s), if any, and their respective counsel in connection with the registration and qualification of the Transfer Restricted Securities under the securities or blue sky laws of such jurisdictions as the selling Holders or underwriter(s), if any, may reasonably request and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Transfer Restricted Securities covered by the applicable Registration Statement; provided, however, that the Company shall not be required to register or qualify as a foreign corporation where it is not now so qualified or to take any action that would subject it to the service of process in suits or to taxation, other than as to matters and transactions relating to the Registration Statement, in any jurisdiction where it is not now so subject;

                  (xii) issue, upon the request of any Holder of Restricted Bonds covered by any Shelf Registration Statement contemplated by this Agreement, Exchange Bonds having an aggregate principal amount equal to the aggregate principal amount of Restricted Bonds surrendered to the Company by such Holder in exchange therefor or being sold by such Holder; such Exchange Bonds to be registered in the name of such Holder or in the name of the purchaser(s) of such Bonds, as the case may be; in return, the Restricted Bonds held by such Holder shall be surrendered to the Company for cancellation;

                  (xiii) in connection with any sale of Transfer Restricted Securities that will result in such securities no longer being Transfer Restricted Securities, cooperate with the selling Holders and the underwriter(s), if any (or any person who may be deemed to be an underwriter under the Act), to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold and not bearing any restrictive legends; and to register such Transfer Restricted Securities in such denominations and such names as the Holders or the underwriter(s), if any, may request at least two Business Days prior to such sale of Transfer Restricted Securities;

                  (xiv) use its reasonable best efforts to cause the disposition of the Transfer Restricted Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriter(s), if any (or any person who may be deemed to be an underwriter under the Act), to consummate the disposition of such Transfer Restricted Securities, subject to the proviso contained in clause (xi) above;

                  (xv) subject to clause (i) above, if any fact or event contemplated by clause (iii)(D) above shall exist or have occurred, prepare a supplement or post-effective amendment to the Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Transfer Restricted Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (xvi) provide CUSIP numbers for all Transfer Restricted Securities not later than the effective date of a Registration Statement covering such Transfer Restricted Securities and provide the Trustee with printed certificates for the Transfer Restricted Securities which are in a form eligible for deposit with The Depository Trust Company;

                  (xvii) cooperate and assist in any filings required to be made with the NASD and in the performance of any due diligence investigation by any underwriter (including any "qualified independent underwriter" or any person who may be deemed to be an underwriter under the Act) that is required to be retained in accordance with the rules and regulations of the NASD, and use its best efforts to cause such Registration Statement to become effective and approved by such governmental agencies or authorities as may be necessary to enable the Holders selling Transfer Restricted Securities to consummate the disposition of such Transfer Restricted Securities;

                  (xviii) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders with regard to any applicable Registration Statement, as soon as practicable, a consolidated earning statement meeting the requirements of Rule 158 under the Act (which need not be audited) covering a twelve-month period beginning after the effective date of the Registration Statement (as such term is defined in paragraph (c) of Rule 158 under the Act); and

                  (xix) cause the Supplemental Indenture to be qualified under the TIA not later than the effective date of the first Registration Statement required by this Agreement and, in connection therewith, cooperate with the Trustee and the Holders of Bonds to effect such changes to the Supplemental Indenture as may be required for such Supplemental Indenture to be so qualified in accordance with the terms of the TIA; and execute and use its best efforts to cause the Trustee to execute all documents that may be reasonably required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Indenture to be so qualified in a timely manner.

         (d) Restrictions on Holders. Each Holder agrees by acquisition of a Transfer Restricted Security that, upon receipt of a notice of actions to be taken as referred to in Section 6(c)(i) hereof or any notice from the Company of the existence of any fact of the kind described in Section 6(c)(iii)(D) hereof, such Holder will forthwith discontinue disposition of Transfer Restricted Securities pursuant to the applicable Registration Statement until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 6(c)(xv) hereof, or until it is advised in writing by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus (the "Advice"). If so directed by the Company, each Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Transfer Restricted Securities that was current at the time of receipt of either such notice. In the event the Company shall give any such notice, the time period regarding the effectiveness of such Registration Statement set forth in Section 3 or 4 hereof, as applicable, shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 6(c)(i) or Section 6(c)(iii)(D) hereof to and including the date when each selling Holder covered by such Registration Statement shall have received the copies of the supplemented or amended Prospectus contemplated by Section 6(c)(xv) hereof or shall have received the Advice.

SECTION 7.        REGISTRATION EXPENSES

         (a) All expenses incident to the Company's performance of or compliance with this Agreement will be borne by the Company, regardless of whether a Registration Statement becomes effective, including without limitation: (i) all registration and filing fees; (ii) all fees and expenses of compliance with federal securities and state blue sky or securities laws; (iii) all expenses of printing (including printing certificates for the Exchange Bonds to be issued in the Exchange Offer and printing of Prospectuses), messenger and delivery services and telephone; (iv) all fees and disbursements of counsel for the Company; (v) all reasonable fees and disbursements of one counsel for the Initial Purchasers (in connection with an Exchange Offer) not to exceed $5,000; (vi) all application and filing fees, if any, in connection with listing the Bonds on a national securities exchange or automated quotation system pursuant to the requirements hereof; and (vii) all fees and disbursements of the independent registered public accounting firm of the Company (including the expenses of any special audit and comfort letters required by or incident to such performance).

         The Company will, in any event, bear its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts, retained by the Company.

         (b) In connection with the Shelf Registration Statement, the Company will reimburse the Holders of Transfer Restricted Securities registered pursuant to the Shelf Registration Statement for the reasonable fees and disbursements of not more than one counsel, who shall be chosen by the Holders of a majority in principal amount of the Transfer Restricted Securities for whose benefit the Shelf Registration Statement is being prepared in consultation with the Company.

SECTION 8.        INDEMNIFICATION AND CONTRIBUTION

         (a) The Company agrees to indemnify and hold harmless each Holder of Bonds covered by any Registration Statement, each Initial Purchaser, and with respect to any Prospectus delivery as contemplated in Section 3(c) hereof, each Restricted Broker-Dealer, the directors, officers, employees, affiliates (as defined in Rule 144 under the Act) and agents of each such Holder, Initial Purchaser or Restricted Broker-Dealer and each person who controls any such Holder, Initial Purchaser or Restricted Broker-Dealer within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other U.S. federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement as originally filed or in any amendment thereof, or in any preliminary Prospectus or Prospectus or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of any preliminary Prospectus or the Prospectus) in the light of the circumstances under which they were made, not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any party claiming indemnification specifically for inclusion therein. Notwithstanding the foregoing, any indemnification with respect to any Registration Statement or Prospectus shall not inure to the benefit of any Initial Purchaser (or any such controlling person), Holder or Restricted Broker-Dealer from whom the person asserting any such loss, claim, damage or liability purchased the Exchange Bonds, to the extent that any such loss, claim, damage or liability occurs under the circumstances where (w) the Company has previously furnished copies of such Registration Statement or Prospectus (in each case, excluding the documents incorporated by reference therein) to such Initial Purchaser, Holder or Restricted Broker-Dealer, (x) the untrue statement or omission of a material fact contained in such Registration Statement or Prospectus (in each case, excluding the documents incorporated by reference therein) was corrected in an amendment or supplement to such Registration Statement or Prospectus, (y) delivery of such Registration Statement or Prospectus was required by the Act to be made to such Person, and
(z) there was sent or given to such Initial Purchaser, Holder or Registered Broker-Dealer, at or prior to the written confirmation of the sale of the Exchange Bonds to such Person, a copy of such Registration Statement or Prospectus (in each case, excluding the documents incorporated by reference therein), as amended or supplemented. This indemnity agreement shall be in addition to any liability that the Company may otherwise have.

         The Company also agrees to indemnify as provided in this Section 8(a) or contribute as provided in Section 8(d) hereof to the Losses (defined below) of each underwriter, if any (or any person who may be deemed to be an underwriter under the Act), of Restricted Bonds or Exchange Bonds, as the case my be, registered under a Shelf Registration Statement, their directors, officers, employees, affiliates or agents and each person who controls such underwriter within the meaning of either the Act or the Exchange Act on substantially the same basis as that of the indemnification of the Initial Purchasers and the selling Holders provided in this Section 8(a) and shall, if requested by any Holder, enter into an underwriting agreement reflecting such agreement, as provided in Section 6(c)(x) hereof.

         (b) Each Holder of Bonds covered by a Registration Statement, including each Initial Purchaser that is a Holder, in such capacity, severally, and not jointly, agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs such Registration Statement and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to such Holder, but only with reference to written information relating to such Holder furnished to the Company by or on behalf of such Holder specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability that any Holder may otherwise have.

         (c)      Promptly after receipt by an indemnified party under this
Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel (including local counsel) of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel, other than local counsel if not appointed by the indemnifying party, retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel (including local counsel) to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if
(i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest; (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties that are in conflict with or additional to those available to the indemnifying party; (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action; or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle, compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding. An indemnifying party shall not be liable for any settlement of any proceeding effected without its prior written consent which consent shall not be unreasonably withheld, delayed or conditioned.

         (d)      In the event that the indemnity provided in paragraph (a) or
(b) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, then each applicable indemnifying party shall have a joint and several obligation to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending any loss, claim, damage, liability or action) (collectively, the "Losses") to which such indemnified party may be subject in such proportion as is appropriate to reflect the relative benefits received by such indemnifying party on the one hand, and such indemnified party, on the other hand, from the initial sale of Restricted Bonds and the Registration Statement which resulted in such Losses; provided, however, that in no case shall any Initial Purchaser be responsible, in the aggregate, for any amount in excess of the purchase discount or commission applicable to such Restricted Bond, as set forth in the Offering Memorandum, nor shall any underwriter be responsible for any amount in excess of the underwriting discount or commission applicable to the Bonds purchased by such underwriter under the Registration Statement which resulted in such Losses. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the indemnifying party and the indemnified party severally shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of such indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the initial sale of Restricted Bonds (before deducting expenses) received by it as set forth in the Offering Memorandum. Benefits received by the Initial Purchaser shall be deemed to be equal to the total purchase discounts and commissions as set forth on the cover page of the Offering Memorandum, and benefits received by any other Holders shall be equal to the value of receiving Restricted Bonds or Exchange Bonds, as applicable, registered under the Act. Benefits received by any underwriter shall be deemed to be equal to the total underwriting discounts and commissions, as set forth on the cover page of the Prospectus forming a part of the Registration Statement which resulted in such Losses. Relative fault shall be determined by reference to, among other things, whether any untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the indemnifying party, on the one hand, or by the indemnified party, on the other hand, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The parties agree that it would not be just and equitable if contribution were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or any other method of allocation that does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section, each person who controls a Holder within the meaning of either the Act or the Exchange Act and each director, officer, employee, affiliate (as defined in Rule 144 under the Act) and agent of such Holder shall have the same rights to contribution as such Holder, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company, shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

         The provisions of this Section will remain in full force and effect, regardless of any investigation made by or on behalf of any Holder or the Company or any of the indemnified persons referred to in this Section 8, and will survive the sale by the Holder of securities covered by a Registration Statement.

SECTION 9.        RULE 144A

         The Company hereby agrees with each Holder, for so long as any Transfer Restricted Securities remain outstanding and during any period in which the Company is not subject to Section 13 or 15(d) of the Exchange Act, to make available, upon request of any Holder of Transfer Restricted Securities, to any Holder or beneficial owner of Transfer Restricted Securities in connection with any sale thereof and any prospective purchaser of such Transfer Restricted Securities designated by such Holder or beneficial owner, the information required by Rule 144A(d)(4) under the Act in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144A.

SECTION 10.       UNDERWRITTEN REGISTRATIONS

         No Holder may participate in any Underwritten Registration hereunder unless such Holder (a) agrees to sell such Holder's Transfer Restricted Securities on the basis provided in customary underwriting arrangements entered into in connection therewith and (b) completes and executes all reasonable questionnaires, powers of attorney, and other documents required under the terms of such underwriting arrangements.

SECTION 11.       SELECTION OF UNDERWRITERS

         For any Underwritten Offering, the investment banker or investment bankers and manager or managers for any Underwritten Offering that will administer such offering will be selected by the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities included in such offering; provided, that such investment bankers and managers must be reasonably satisfactory to the Company. The Holders of Transfer Restricted Securities included in any such Underwritten Offering shall be responsible for paying all underwriting or placement fees charged, or costs or expenses incurred, by such investment bankers and managers in connection with such Underwritten Offering. Such investment bankers and managers are referred to herein as the "underwriters".

SECTION 12.       MISCELLANEOUS

         (a) Remedies. Each Holder, in addition to being entitled to exercise all rights provided herein, in the Indenture, in the Purchase Agreement or granted by law, including recovery of liquidated or other damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by the Company of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

         (b) No Inconsistent Agreements. The Company will not, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. The Company has not previously entered into any agreement granting any registration rights with respect to the Transfer Restricted Securities to any Person. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's securities under any agreement in effect on the date hereof.

         (c) Adjustments Affecting the Bonds. The Company will not take any action, or voluntarily permit any change to occur, with respect to the Bonds that would materially and adversely affect the ability of the Holders to Consummate any Exchange Offer.

         (d) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given, unless (i) in the case of Section 5 hereof and this Section 12(d)(i), the Company has obtained the written consent of Holders of all outstanding Transfer Restricted Securities and (ii) in the case of all other provisions hereof, the Company has obtained the written consent of Holders of a majority of the outstanding principal amount of Transfer Restricted Securities. Notwithstanding the foregoing, a waiver or consent to or departure from the provisions hereof that relates exclusively to the rights of Holders whose securities are being tendered pursuant to the Exchange Offer and that does not affect directly or indirectly the rights of other Holders whose securities are not being tendered pursuant to such Exchange Offer may be given by the Holders of a majority of the outstanding principal amount of Transfer Restricted Securities subject to such Exchange Offer.

         (e) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), telecopier, or air courier guaranteeing overnight delivery:

                  (i) if to a Holder, at the address set forth on the records of the Trustee under the Indenture, with a copy to the Trustee; and

                  (ii)     if to the Company:

                           The Potomac Edison Company
                           800 Cabin Hill Drive
                           Greensburg, Pennsylvania  15601
                           Telecopier No.: 724-830-5080, Attention: Treasurer

                  With a copy at the same address to:

                           General Counsel
                           Telecopier No.: 724-830-5151

         All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if telecopied; and on the next Business Day, if timely delivered to an air courier guaranteeing overnight delivery.

         Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee at the address specified in the Indenture.

         (f) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders of Transfer Restricted Securities; provided, however, that this Agreement shall not inure to the benefit of or be binding upon a successor or assign of a Holder unless and to the extent such successor or assign acquired Transfer Restricted Securities directly from such Holder.

         (g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         (h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         (i) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW RULES THEREOF.

         (j) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

         (k) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to the registration rights granted with respect to the Transfer Restricted Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

         (l) S-3 Ineligibility. If the Company is not eligible to use Act Form S-3 by the 120th day after the date on which it determines that it is not required to file the Exchange Offer Registration Statement pursuant to Section 4(a)(i) hereof or the 120th day after the date on which it receives the notice specified in Section 4(a)(ii) hereof (either, the "S-3 Ineligibility Date"), the Company shall (A) cause to be filed as soon as practicable after the S-3 Ineligibility Date a registration statement containing a resale prospectus on whatever Act form the Company is then eligible to use relating to all Transfer Restricted Securities the Holders of which shall have provided the information required pursuant to Section 4(b) hereof and (B) use its best efforts to cause such shelf registration statement to become effective as soon as practicable.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                             THE POTOMAC EDISON COMPANY


                                             By: /s/ Suzanne C. Lewis
                                                 -----------------------------
                                                 Name:  Suzanne C. Lewis
                                                 Title: Treasurer

CONFIRMED AND ACCEPTED
as of the date first above written:


CREDIT SUISSE FIRST BOSTON LLC,



By: /s/ Helena M. Willner
    -------------------------------
    Name:  Helena M. Willner
    Title: Director

As representative of the Initial Purchasers s

                                                                      EXHIBIT A


                              PLAN OF DISTRIBUTION


         Each broker-dealer that receives new notes for its own account under the exchange offer must acknowledge that it will deliver a prospectus in connection with any resale of those notes. This prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer for resales of new notes received in exchange for original notes that had been acquired as a result of market-making or other trading activities. We have agreed that, for a period of 180 days after the expiration date of the exchange offer, we will make this prospectus, as it may be amended or supplemented, available to any broker-dealer for use in connection with any such resale. Any broker-dealers required to use this prospectus and any amendments or supplements to this prospectus for resales of the new notes must notify us of this fact by checking the box on the letter of transmittal requesting additional copies of these documents.

         Notwithstanding the foregoing, we are entitled under the registration rights agreement to suspend the use of this prospectus by broker-dealers under specified circumstances.

         If we suspend the use of this prospectus, the 180-day period referred to above will be extended by a number of days equal to the period of the suspension.

         We will not receive any proceeds from any sale of new notes by broker-dealers. New notes received by broker-dealers for their own account under the exchange offer may be sold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on those notes or a combination of those methods, at market prices prevailing at the time of resale, at prices related to prevailing market prices or at negotiated prices. Any resales may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from the selling broker-dealer or the purchasers of the new notes. Any broker-dealer that resells new notes received by it for its own account under the exchange offer and any broker or dealer that participates in a distribution of the new notes may be deemed to be an "underwriter" within the meaning of the Act and any profit on any resale of new notes and any commissions or concessions received by these persons may be deemed to be underwriting compensation under the Act. The letter of transmittal states that, by acknowledging that it will deliver and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Act.(1)

         We have agreed to pay all expenses incidental to the exchange offer other than commissions and concessions of any broker or dealer and will indemnify holders of the new notes, including any broker-dealers, against certain liabilities, including liabilities under the Act or contribute to payments that they may be required to make in request thereof.

-------------------------
(1) This sentence will be revised if all notes are held in book-entry format through the systems of The Depository Trust Company and such systems do not require use of a letter of transmittal.